UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2018 (December 26, 2018)

MICT, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35850	27-0016420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

28 West Grand Avenue, Suite 3, Montvale, New Jersey	07645
(Address of principal executive offices)	(Zip Code)

(201) 225-0190

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions(see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 26, 2018, MICT, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company's 2014 Stock Incentive Plan (the “2014 Incentive Plan”), increasing the number of shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), available for issuance thereunder from 200,000 to 600,000, and approved the Company’s Amended and Restated 2012 Stock Incentive Plan (the “2012 Incentive Plan”), which amends the prior plan by allowing for the issuance of restricted stock, extending the term of the 2012 Incentive Plan and increasing the number of shares of Common Stock available for issuance thereunder from 3,000,000 to 5,000,000.

The Company’s officers and directors are among the persons eligible to receive awards under each of the 2014 Incentive Plan and the 2012 Incentive Plan, in accordance with the terms and conditions thereunder. Summaries of the 2014 Incentive Plan and the 2012 Incentive Plan are set forth in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on November 8, 2018 (the “Proxy Statement”) under the caption “Proposal No. 3: Approval of an Amendment to 2014 Stock Incentive Plan” and “Proposal No. 4: Approval of Amended and Restated 2012 Stock Incentive Plan,” which summaries are incorporated herein by reference.

The summaries of the amendment to the 2014 Incentive Plan and the amended and restated 2012 Incentive Plan are qualified in their entirety by reference to the full text of the amendment to the 2014 Incentive Plan and the amended and restated 2012 Incentive Plan, copies of which are attached as Exhibit A and Exhibit B, respectively, to the Proxy Statement and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

As disclosed above, the Company held its Annual Meeting on December 26, 2018. The results of the stockholder voting at the Annual Meeting are set forth below:

Proposal No. 1 — Election of Directors.

The stockholders elected the following individuals as directors of the Company to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Each nominee received the following votes:

Director Name	For	Withheld	Broker Non-Votes

David Lucatz	3,986,943	144,727	3,812,546

Chezy Ofir	3,966,936	164,734	3,812,546

Jeffrey P. Bialos	3,710,185	421,485	3,812,546

Miki Balin	3,711,789	419,881	3,812,546

Proposal No. 2 — Ratification of the selection of Ziv Haft, a BDO Member firm, as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018.

For	Against	Abstain	Broker Non-Votes

7,892,044	49,680	2,492	N/A

Proposal No. 3 — To amend the Company’s 2014 Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder from 200,000 to 600,000.

For	Against	Abstain	Broker Non-Votes

3,334,188	796,382	1,100	3,812,546

Proposal No. 4 — To amend and restate the Company’s 2012 Incentive Plan to permit the issuance of restricted stock, to extend the term of the 2012 Incentive Plan and to increase the number of shares of Common Stock available for issuance thereunder from 3,000,000 to 5,000,000.

For	Against	Abstain	Broker Non-Votes

3,345,565	785,105	1,000	3,812,546

The results reported above are final voting results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICT, INC.

Dated: December 26, 2018	By:	/s/ David Lucatz
		Name:	David Lucatz
		Title:	President and Chief Executive Officer

3